Deferred taxation	12 Months Ended
Dec. 31, 2022
Deferred tax assets and liabilities [abstract]
Deferred taxation
15     Deferred taxation

Other relevant judgments - Recoverability of deferred tax assets
In considering the recoverability of deferred tax assets, judgment is required regarding the extent to which certain risk factors are likely to affect the recovery of these assets. These risk factors include the risk of expiry of losses prior to utilisation, the impact of other legislation or tax regimes, such as minimum taxes, and consideration of factors that lead to the generation of losses or other deferred tax assets.
IAS 12 requires us to consider whether taxable profits will be available against which deferred tax assets may be utilised. The enactment in the US of the Corporate Alternative Minimum Tax (CAMT) in the Inflation Reduction Act 2022 has resulted in a position where, whilst the utilisation of Federal deferred tax assets will reduce our Federal corporate tax liabilities, the CAMT legislation will result in the application of the minimum tax on the adjusted financial statement income. Accordingly, whilst our latest projections demonstrate that sufficient taxable profits will be earned in future periods to utilise the existing Federal deferred tax assets, the utilisation of those Federal deferred tax assets is not expected to yield any significant economic benefit due to the application of the minimum tax and the deferred tax assets have been written down.

	2022 US$m	2021 US$m
At 1 January – deferred tax (liabilities)/assets	(128)	146
Adjustment on currency translation	124	61
(Charged)/credited to the income statement	(735)	(114)
(Charged)/credited to statement of comprehensive income(a)	(102)	(243)
Other movements(b)	6	22
At 31 December – deferred tax liabilities	(835)	(128)

Comprising:
– deferred tax assets(c)(d)	2,766	3,375
– deferred tax liabilities(e)	(3,601)	(3,503)
Deferred tax balances for which there is a right of offset within the same tax jurisdiction are presented net on the face of the balance sheet as permitted by IAS 12. The closing deferred tax assets and liabilities, prior to this offsetting of balances, are shown below.
Analysis of deferred tax

	2022 US$m	2021 US$m
Deferred tax assets arising from:
Tax losses(c)	922	1,492
Provisions	2,051	2,165
Capital allowances	984	784
Post-retirement benefits	179	521
Unrealised exchange losses	189	188
Other temporary differences	1,265	1,356
Total	5,590	6,506
Deferred tax liabilities arising from:
Capital allowances	(4,873)	(5,019)
Unremitted earnings(e)	(372)	(366)
Capitalised interest	(330)	(342)
Post-retirement benefits	(149)	(327)
Unrealised exchange gains	(11)	(3)
Other temporary differences	(690)	(577)
Total	(6,425)	(6,634)

(Charged)/credited to the income statement
Unrealised exchange losses	2	—
Tax losses	(525)	(375)
Provisions	14	216
Capital allowances	65	(42)
Tax on unremitted earnings	3	(1)
Post-retirement benefits	(59)	21
Other temporary differences	(235)	67
Total	(735)	(114)
(a)The amounts (charged)/credited directly to the statement of comprehensive income include provisions for tax on cash flow hedges and on re-measurement gains/(losses) on pension schemes and on post-retirement healthcare plans.
(b)“Other movements” include deferred tax relating to tax payable recognised by subsidiary holding companies on the profits of the equity accounted units to which it relates.
(c)US$868 million (2021: US$1,152 million) of recognised deferred tax assets are subject to expiry if not recovered within certain time limits as specified in local tax legislation and investment agreements. US$nil (2021: US$nil) of those recognised assets would expire within one year if not used, US$105 million (2021: US$71 million) would expire within one to five years, and US$763 million (2021: US$1,081 million) would expire in more than five years.
(d)Recognised and unrecognised deferred tax assets are shown in the table below and totalled US$7,850 million at 31 December 2022 (2021: US$7,024 million). Of this total, US$2,766 million has been recognised as deferred tax assets (2021: US$3,375 million), leaving US$5,084 million (2021: US$3,649 million) unrecognised, as recovery is not considered probable.
(e)Deferred tax liabilities are not recognised on the unremitted earnings of subsidiaries and joint ventures totalling US$2,730 million (2021: US$2,081 million) where the Group is able to control the timing of the remittance and it is probable that there will be no remittance in the foreseeable future. If these earnings were remitted, tax of US$140 million (2021: US$103 million) would be payable.
The recognised amounts in the table below do not include deferred tax assets that have been netted off against deferred tax liabilities.
Analysis of deferred tax assets

	Recognised		Unrecognised
At 31 December	2022 US$m	2021 US$m	2022 US$m	2021 US$m
France	—	—	1,204	1,222
Canada	457	545	580	538
US(a)	115	851	847	67
Australia	722	787	533	506
Mongolia(b)	1,213	954	257	406
Other	259	238	1,663	910
Total(c)	2,766	3,375	5,084	3,649
(a)As noted above, whilst our US group companies expect to generate sufficient taxable profits to utilise existing Federal deferred tax assets, the application of the new Corporate Alternative Minimum Tax rules has resulted in a position where no material future tax benefit will be derived from the utilisation of Federal deferred tax assets and consequently these deferred tax assets are included as 'unrecognised' in this table at 31 December 2022.
(b)Deferred tax assets in Mongolia include US$73 million (2021: US$108 million) from tax losses that expire if not recovered against taxable profits within eight years. Tax losses have been calculated in accordance with the tax stability provisions of the Oyu Tolgoi Investment Agreement and Mongolian laws. The interpretation of the stabilised tax laws by the Mongolian Tax Authority has been, and is expected to continue to be, subject to dispute. Changes to agreements or their interpretation could have a material impact on the amount and period of recovery of deferred tax assets.
(c)US$1,490 million (2021: US$705 million) of the unrecognised assets relate to realised or unrealised capital losses, the recovery of which depends on the existence of capital gains in future years. There are time limits, the shortest of which is one year, for the recovery of US$473 million of the unrecognised assets (2021: US$356 million).